SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 8, 2004

                                  Bestway, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                       000-08568                     81-0332743
 (State or other                  (Commission                   (IRS employer
 jurisdiction of                 file number)                identification no.)
incorporation or
  organization)

                        7800 Stemmons Freeway, Suite 320
                               Dallas, Texas 75247
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 630-6655

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

      The information set forth under this Item 9 "Regulation FD Disclosure" is intended to be furnished under Item 12 "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. This information is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.

      On October 8, 2004, Bestway, Inc., a Delaware corporation, issued a press release announcing its financial and operating results for the fourth quarter and year ended July 31, 2004. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.

                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     BESTWAY, INC.

                                                     By: /s/ Beth A. Durrett
                                                         -----------------------
                                                         Beth A. Durrett,
                                                         Chief Financial Officer

Date: October 8, 2004